Massachusetts Mutual Life Insurance Company

Panorama Separate Account

Panorama Variable Annuity

This prospectus describes the Panorama variable annuity contracts offered by Massachusetts Mutual Life Insurance Company. There are two different Panorama contracts available: an individual deferred variable annuity with periodic purchase payments and an individual immediate variable annuity with a single purchase payment. The contracts are available for use by individuals on a tax-qualified or non-tax qualified basis. They provide for accumulation of contract values and annuity payments on a fixed and variable basis.

You, the contract owner, may invest in the following funds that are offered through our separate account, Panorama Separate Account.

Deutsche Asset Management VIT Funds
•	Deutsche VIT EAFE® Equity Index Fund*
•	Deutsche VIT Small Cap Index Fund*

MML Series Investment Fund
•	MML Equity Index Fund—Class I Shares*
•	MML OTC 100 Fund*
•	MML Small Cap Value Equity Fund*

Oppenheimer Variable Account Funds
•	Oppenheimer Aggressive Growth Fund/VA*
•	Oppenheimer Capital Appreciation Fund/VA*
•	Oppenheimer Bond Fund/VA
•	Oppenheimer Global Securities Fund/VA*
•	Oppenheimer Money Fund/VA

Panorama Series Fund, Inc.
•	Panorama Growth Portfolio
•	Panorama Total Return Portfolio

*Subject to state availability.

Please read this prospectus before investing. You should keep it for future reference. It contains important information about the Panorama variable annuity contract.

To learn more about the Panorama contract, you can obtain a copy of the Statement of Additional Information (SAI), dated May 1, 2000. We filed the SAI with the Securities and Exchange Commission (SEC) and it is legally a part of this prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC. The Table of Contents of the SAI is on page 30 of this prospectus. For a free copy of the SAI, or for general inquiries, call our Annuity Service Center at (800) 366-8226 or write to: Panorama, Annuity Service Center, W563, P.O. Box 9067, Springfield, Massachusetts 01102-9067.

The contracts:
•	are not bank deposits.
•	are not federally insured.
•	are not endorsed by any bank or governmental agency.
•	are not guaranteed and may be subject to loss of principal.

The SEC has not approved these contracts or determined that this prospectus is accurate or complete. Any representation that it has is a criminal offense.

May 1, 2000, Supplemented January 16, 2001.

Table Of Contents

Page

Index of Special Terms	3

Highlights	4

Panorama Separate Account – Table of Fees and Expenses	5

The Company	9

The Panorama Deferred Variable Annuity Contract – General Overview	9

The Panorama Immediate Variable Annuity Contract – General Overview	10

Ownership of the Contract	10

Owner	10
Annuitant	10
Beneficiary	10

Purchasing a Contract	11

Purchase Payments	11
Allocation of Purchase Payments	11

Investment Choices	12

The Separate Account	12
The Funds	12

Contract Value	15

Accumulation Units	15
Transfers	15
Transfers During the Accumulation Phase	15
Transfers During the Income Phase	15
Dollar Cost Averaging Program	16
Withdrawals	16
Systematic Withdrawal Program	17

Expenses	18

Deductions from Purchase Payments	18
Policy fee	18
Sales Charge	18
Insurance Charge	18
Mortality and Expense Risk Charge	18
Annual Maintenance Charge	18
Transaction Charge	18

Page

Contingent Deferred Sales Charge	19
Free Withdrawals	20
Premium Taxes	20
Income Taxes	20
Fund Expenses	21

The Income Phase	22

Annuity Options for Deferred Contracts	22
Annuity Options for Immediate Contracts	23
Fixed Annuity Payments	24
Variable Annuity Payments	24
Annuity Unit Value	24

Death Benefit	25

Taxes	25

Annuity Contracts in General	25
Qualified and Non-Qualified Contracts	26
Withdrawals – Non-Qualified Contracts	26
Withdrawals – Qualified Contracts	26
Withdrawals – Tax Sheltered Annuities	27
Withdrawals – Texas Optional Retirement Program	27

Other Information	28

Performance	28
Standardized Total Returns	28
Nonstandard Total Returns	28
Yield and Effective Yield	28
Related Performance	28
Distributors	28
Assignment/Transferability	29
Voting Rights	29
Reservation of Rights	29
Suspension of Payments or Transfers	29
Legal Proceedings	29
Financial Statements	30
Additional Information	30

Appendix A – Condensed Financial Information	A-1

Table Of Contents
Index Of Special Terms

We have tried to make this prospectus as readable and understandable for you as possible. By the very nature of the contract, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms. The page that is indicated here is where we believe you will find the best explanation for the word or term

Page

Accumulation Phase	9

Accumulation Unit	15

Annuitant	10

Annuity Options	22

Annuity Payments	24

Annuity Service Center	1

Annuity Unit Value	24

Deferred Contract	9

Free Withdrawals	20

Immediate Contract	10

Income Phase	9

Maturity Date	22

Non-Qualified	26

Purchase Payment	11

Qualified	26

Separate Account	12

Tax Deferral	9

Index Of Special Terms
Highlights
This prospectus describes the general provisions of the Panorama contracts. You may review a copy of the contracts upon request.

Free Look

You have a right to examine your contract. If you change your mind about owning your contract, you can cancel it within 10 days after receiving it. However, this time period may vary by state. When you cancel the contract within this time period, we will not assess a sales charge or a contingent deferred sales charge. You will receive back your contract value as of the business day we receive your contract and written request at our Annuity Service Center. If your state requires it, or if you purchase this contract as an IRA, we will return the greater of your purchase payments less any withdrawals you took, or the contract value.

Sales Charges

On deferred contracts, we do not deduct a sales charge when we receive a purchase payment from you. However, we may assess a contingent deferred sales charge if you withdraw any part of the contract value. We may also assess a contingent deferred sales charge if you apply the contract value to provide variable annuity payments during the income phase. The amount of the contingent deferred sales charge depends on the amount you withdraw or apply to a variable annuity payment and the length of time since we issued your contract. The contingent deferred sales charge is:

•	5% for the first 5 contract years,

•	4% for contract years 6-10, and

•	0% thereafter.

On immediate contracts, we deduct a sales charge from your purchase payment. The sales charge is:

•	3% of the first $10,000,

•	2% of the next $90,000, and

•	1% of amounts over $100,000.
Federal Income Tax Penalty

If you withdraw any of the contract value from your non-qualified contract, a 10% federal income tax penalty may be applied to the amount of the withdrawal that is includible in your gross income for tax purposes. Some withdrawals may be exempt from the penalty tax. They include any amounts:

•	paid on or after you reach age 59 1 /2;

•	paid to your beneficiary after you die;

•	paid if you become totally disabled as that term is defined in the Internal Revenue Code;

•
paid in a series of substantially equal periodic payments made annually or more frequently, for life or your life expectancy or for the joint lives or joint life expectancies of you and your designated beneficiary;

•	paid under an immediate annuity; or

•	that come from purchase payments made before August 14, 1982.

The Internal Revenue Code (the Code) treats any withdrawals (1) allocable to purchase payments made after August 13, 1982 in an annuity contract entered into prior to August 14, 1982 and (2) from an annuity contract entered into after August 14, 1982, as first coming from earnings and then from your purchase payments. Separate tax penalties and restrictions apply to withdrawals under qualified contracts. Please refer to the Taxes section of this prospectus for more information.

Highlights

Table Of Fees And Expenses

Immediate Contracts

Contract Owner Transaction Expenses

Sales Charge on Purchase Payment:
3% of the first $10,000
2% of the next $90,000
1% of amounts over $100,000

Transfer Fee:
None

Policy Fee:
One-time fee of $70 per policy

Separate Account Annual Expenses
(as a percentage of the average account value)

Mortality and Expense Risk Fees:
0.73%

Total Separate Account Annual Expenses:
0.73%

Deferred Contracts

Contract Owner Transaction Expenses

Sales Charge on Purchase Payment:
None

Contingent Deferred Sales Charge:
(as a percentage of contract value withdrawn)

Contract Year	1	2	3	4	5	6	7	8	9	10	11 and later

Percent	5%	5%	5%	5%	5%	4%	4%	4%	4%	4%	0%

Transaction Charge:
Currently, none for the first 4 transfers in a contract year.
Currently, none for the first 1 withdrawal in a contract year.
$10 for each additional transfer or withdrawal in a contract year.

Annual Maintenance Charge:
$40 per contract year.

Separate Account Annual Expenses
(as a percentage of the average account value)

Mortality and Expense Risk Fee:
0.73%

Total Separate Account Annual Expenses:
0.73%
Table Of Fees And Expenses

Annual Fund Expenses
(as a percentage of average net assets as of December 31, 1999)

	Management Fees	Other Expenses After Expense Reimbursements		Total Operating Expenses After Expense Reimbursements

Deutsche VIT EAFE® Equity Index Fund*	0.26%	0.39%		0.65	% [4]
Deutsche VIT Small Cap Index Fund*	0.13%	0.32%		0.45	% [4]

MML Equity Index Fund—Class I Shares*	0.10%	0.35%		0.45	% [3]
MML OTC 100 Fund*	0.45%	0.11	% [2]	0.56	% [1]

MML Small Cap Value Equity Fund*	0.64%	0.11	% [2]	0.75%
Oppenheimer Aggressive Growth Fund/VA*	0.66%	0.01%		0.67%

Oppenheimer Bond Fund/VA	0.72%	0.01%		0.73%
Oppenheimer Capital Appreciation Fund/VA*	0.68%	0.02%		0.70%

Oppenheimer Global Securities Fund/VA*	0.67%	0.02%		0.69%
Oppenheimer Money Fund/VA	0.45%	0.03%		0.48%

Panorama Growth Portfolio	0.52%	0.01%		0.53%
Panorama Total Return Portfolio	0.54%	0.01%		0.55%

*Subject to state availability.

1 The MML OTC 100 Fund began operations May 1, 2000 and therefore,had no operating expenses as of December 31, 1999. The investment manager estimates that the total operating expenses for these Funds in 2000 will be as shown.

2 We agreed to bear expenses of the MML Small Cap Value Equity Fund and the MML OTC 100 Fund, (other than the management fee, interest, taxes, brokerage commissions and extraordinary expenses) in excess of 0.11% of the average daily net asset value of the Funds through April 30, 2001. The expenses shown for the MML Small Cap Value Equity Fund and the MML OTC 100 Fund, include this reimbursement. If not included, the other expenses for these Funds in 2000 are estimated to be 0.44% for the MML Small Cap Value Equity Fund, 0.38% for the MML OTC 100 Fund.

3 Effective May 1, 2000, the MML Equity Index Fund consists of different share classes. Effective May 1, 2000, we agreed to bear expenses of the MML Equity Index Fund — Class I Shares (other than the management fee, interest, taxes, brokerage commissions and extraordinary expenses) in excess of 0.35% of the average daily net asset value of the fund through April 30, 2001. The expenses shown for the MML Equity Index Fund — Class I Shares include this reimbursement. If not included, the other expenses for this Fund in 2000 are estimated to be 0.40%.

4 Bankers Trust Company has voluntarily undertaken to waive its management fee and reimburse the Deutsche VIT Small Cap Index Fund and the Deutsche VIT EAFE® Equity Index Fund certain expenses so that the total fund expenses for the Deutsche VIT Small Cap Index Fund and the Deutsche VIT EAFE® Equity Index Fund will not exceed 0.45% and 0.65% respectively. Bankers Trust Company may not recoup any of its waived investment advisory fees. Such waivers by Bankers Trust Company should stay in effect for at least 12 months. Without such waivers and reimbursements, the total fund expenses for the Deutsche VIT Small Cap Index Fund and the Deutsche VIT EAFE® Equity Index Fund would have been 1.18% and 1.15%, respectively.

(See the funds’ prospectuses for more information.)

Table Of Fees And Expenses

Examples

The following examples are designed to help you understand the expenses in the deferred contract. The examples show the cumulative expenses you would pay assuming you invested $1,000 in a contract and allocated all of it to a fund which earned 5% each year. All the expenses shown in the table of fees and expenses, including the annual fund expenses, are assumed to apply. In the first example it is assumed that you withdrew all of your money at the end of years 1, 3, 5 or 10.

	Year	1	3	5	10

Deutsche VIT EAFE® Equity Index*		$67	$97	$134	$228
Deutsche VIT Small Cap Index*		65	91	124	206

MML Equity Index*		65	91	124	206
MML OTC 100*		66	94	130	218

MML Small Cap Value Equity*		68	100	140	238
Oppenheimer Aggressive Growth*		67	98	135	230

Oppenheimer Bond [2]		68	99	138	236
Oppenheimer Capital Appreciation*		67	98	137	233

Oppenheimer Global Securities*		67	98	136	232
Oppenheimer Money [1]		65	92	126	209

Panorama Growth		66	93	128	215
Panorama Total Return		66	94	129	217

This second example assumes that you decided to begin the income phase at the end of each year shown.
	Year	1	3	5	10

Deutsche VIT EAFE® Equity Index*		$46	$58	$ 81	$177
Deutsche VIT Small Cap Index*		44	52	70	154

MML Equity Index*		44	52	70	154
MML OTC 100*		45	55	76	167

MML Small Cap Value Equity*		47	61	86	188
Oppenheimer Aggressive Growth*		46	59	82	179

Oppenheimer Bond [2]		47	60	85	186
Oppenheimer Capital Appreciation*		47	59	83	182

Oppenheimer Global Securities*		47	59	83	181
Oppenheimer Money [1]		44	53	72	158

Panorama Growth		45	54	74	163
Panorama Total Return		45	55	75	165

Table Of Fees And Expenses
This third example assumes that you do not surrender your contract or begin the income phase.

	Year	1	3	5	10

Deutsche VIT EAFE® Equity Index*		$15	$47	$81	$177
Deutsche VIT Small Cap Index*		13	41	70	154

MML Equity Index*		13	41	70	154
MML OTC 100*		14	44	76	167

MML Small Cap Value Equity*		16	50	86	188
Oppenheimer Aggressive Growth*		15	47	82	179

Oppenheimer Bond [2]		16	49	85	186
Oppenheimer Capital Appreciation*		16	48	83	182

Oppenheimer Global Securities*		15	48	83	181
Oppenheimer Money [1]		13	41	72	158

Panorama Growth		14	43	74	163
Panorama Total Return		14	44	75	165

1 Prior to January 16, 2001, this Sub-Account was called the Money Market Sub-Account.

2 Prior to January 16, 2001, this Sub-Account was called the Income Sub-Account

*Subject to state availability.

The purpose of the Table of Fees and Expenses is to assist you in understanding the various costs and expenses that you will incur. The table reflects expenses of the separate account and the funds.

The examples reflect the $40 annual maintenance charge for deferred contracts as an annual charge of 0.114% of the assets. This charge is based on an anticipated average contract value of $45,000.

The examples do not reflect any premium taxes. However, premium taxes may apply.

The examples should not be considered a representation of past or future expenses. Actual expenses may be greater than or less than those shown.

There is an accumulation unit value history contained in Appendix A—Condensed Financial Information.

Table Of Fees And Expenses

The Company

MassMutual is a mutual life insurance company chartered in 1851 under the laws of Massachusetts. Its Home Office is located in Springfield, Massachusetts. MassMutual is currently licensed to transact life, accident, and health insurance business in all states, the District of Columbia, Puerto Rico and certain provinces of Canada.

MassMutual had consolidated statutory assets in excess of $70 billion and estimated total assets under management of $206.6 billion as of December 31, 1999.

The Panorama Deferred
Variable Annuity Contract
General Overview

This annuity is a contract between you, the owner and us, MassMutual. The contract is intended for retirement savings or other long-term investment purposes. In exchange for your purchase payments, we agree to pay you an income when you choose to receive it. You select the income period beginning on a date you designate.

The contract, like all deferred annuity contracts, has two phases—the accumulation phase and the income phase. Your contract is in the accumulation phase until your contract reaches its maturity date. At this time, you will begin receiving annuity payments. During the accumulation phase we provide a death benefit. Once you begin receiving annuity payments, your contract enters the income phase.

The earliest date you may elect to begin receiving annuity payments depends on the annuitant’s age when we issue your contract. It also depends on whether you ask us to issue the contract on a tax-qualified or non tax-qualified basis.

Plan Type	Annuitant’s Age at Issue	Earliest Contract Maturity Date

Non-Qualified	Under Age 60	Age 65

Non-Qualified	Age 60 or older	5 years after contract issue date

Qualified	Under age 54 1 /2	Age 59 1 /2

Qualified	Age 54 1 /2 or older	5 years after contract issue date

You are not taxed on contract earnings until you take money from your contract. This is known as tax deferral.

The contract is called a variable annuity because you can choose to allocate your purchase payments among various investment choices. Your choices include twelve funds. The amount of money you are able to accumulate in your contract during the accumulation phase depends upon the investment performance of the funds you select.

At the beginning of the income phase, you can choose to receive annuity payments on a fixed or variable basis. The amount of the variable annuity payments will fluctuate depending on the investment performance of the funds you select for the income phase. If you elect to receive payments on a fixed basis, the payments you receive will remain level.

The Company/General Overview

The Panorama Immediate
Variable Annuity Contract

General Overview

This annuity is a contract between you, the owner and us, MassMutual. In exchange for your single purchase payment, we agree to pay a guaranteed income for life or a period you specify at the time of application. You determine the frequency of annuity payments. We will begin making annuity payments, at the frequency you have chosen, once we receive your purchase payment and annuity option election.

The contract is called a variable annuity because you can choose to allocate your purchase payment among 12 funds. You will receive annuity payments on a variable basis. The amount of the variable annuity payments you receive depends on the investment performance of the funds you select.
Ownership of the Contract
Owner

The owner is named at time of application. The owner can be an individual or a non-natural person. Currently, we will not issue a contract to you if you have reached your 75th birthday as of the date we proposed to issue the contract.

As the owner of the contract, you exercise all rights under the contract. The owner names the beneficiary. You may change the owner of the contract at any time prior to the maturity date by written request. If you change the owner, the change is subject to our underwriting rules. Changing the owner may result in tax consequences. On and after the maturity date, you must continue as the owner.

Annuitant

The annuitant is the person on whose life we base annuity payments. You designate the annuitant at the time of application. We will not issue a contract to you if the proposed annuitant has reached his/her 75th birthday as of the date we proposed to issue the contract. You may change the annuitant before the maturity date, subject to our underwriting rules.

Beneficiary

The beneficiary is the person(s) or entity you name to receive any death benefit. You name the beneficiary at the time of application. Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before you die.

If the annuitant and the owner are the same person and his/her spouse is the beneficiary, the beneficiary may elect to continue the contract in his/her own name as owner and annuitant on the death of the owner/annuitant.

Ownership of the Contract

Purchasing a Contract

Purchase Payments

The minimum amount we accept for your initial purchase payment is:

•	$10,000 for an immediate contract; and

•	$500 for a deferred contract. However, if you purchase a deferred contract under an automatic investment plan, the minimum purchase payment is $40.

The maximum amount of total purchase payments we accept for a deferred or an immediate contract without our prior approval is $ 1 million.

You may increase the amount of purchase payments under a deferred contract in any year to an amount that does not exceed twice the total purchase payments you made in the first contract year. You may decrease the amount of your purchase payments to not less than $10.

You may discontinue making purchase payments to a deferred contract. The contract will remain in force as a paid-up annuity contract as long as you have not fully withdrawn the contract value. We will continue to charge the annual maintenance fee. You may make additional purchase payments within a 3 year period from our receipt of your last purchase payment or at the discretion of the principal underwriter, at any time thereafter. You may not make a purchase payment after annuity payments begin.

You may make your initial purchase payment, along with your completed application, by giving them to your agent. You can make additional purchase payments:

•	by mailing a check that clearly indicates your name and contract number to our lockbox:

MassMutual Panorama
P.O. Box 92230
Chicago, IL 60675-2230

•	by instructing your bank to wire transfer funds to:

Chase Manhattan Bank, New York, New York
ABA # 021000021
MassMutual Account # 323065392
Ref: VA Contract #
Name: (Your Name)

We have the right to reject any application or purchase payment.

Allocation of Purchase Payments

When you purchase your contract, you choose how we will apply your purchase payments among the funds. If you make additional purchase payments on a deferred contract, we will apply them in the same way as your first purchase payment, unless you tell us otherwise.

Once we receive your purchase payment and the necessary information at our Annuity Service Center or lockbox, we will issue your contract and apply your first purchase payment within 2 business days. If you do not give us all of the information we need, we will contact you to get it. If for some reason we are unable to complete this process within 5 business days, we will either send back your money or get your permission to keep it until we get all of the necessary information.

If you add more money to your deferred annuity contract by making additional purchase payments, we will credit these amounts to your contract on the business day we receive them at our Annuity Service Center or lockbox. Our business day closes when the New York Stock Exchange closes, usually 4:00 p.m. Eastern time. If we receive your purchase payment at our Annuity Service Center or lockbox on a non-business day or after the business day closes, we will credit the amount to your contract effective the next business day.
Purchasing a Contract

Investment Choices

The Separate Account

Panorama Separate Account was established on June 23, 1981, in accordance with authorization by the Board of Directors of Connecticut Mutual Life Insurance Company (CML). Upon the merger of CML and MassMutual, MassMutual assumed ownership of the separate account.

We use the separate account to hold the assets that underlie the contracts. The separate account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

MassMutual owns the assets of the separate account. However, those separate account assets equal to the reserves and other contract liabilities are not chargeable with liabilities arising out of any other business we may conduct. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to, or charged against, the contracts and not against any other contracts we may issue.

We currently divide this separate account into 12 sub-accounts. Each of these sub-accounts invests in a fund. You bear the complete investment risk for purchase payments that you allocate to a fund.

The Funds

The contracts offer 12 funds that are listed below. We may add additional funds in the future.

Deutsche Asset Management VIT Funds

Deutsche Asset Management VIT Funds (“Deutsche VIT Funds”) was organized as a Massachusetts business trust in 1996. Deutsche VIT Small Cap Index Fund and Deutsche VIT EAFE® Equity Index Fund are separate series of the Deutsche VIT Funds.

Bankers Trust Company is the investment adviser to the Deutsche VIT Small Cap Index Fund and Deutsche VIT EAFE® Equity Index Fund. Bankers Trust Company is located at 130 Liberty Street, New York, NY 10006.

Deutsche VIT EAFE® Equity Index Fund.**    The Deutsche VIT EAFE® Equity Index Fund seeks to match, before expenses, the risk and return characteristics of the MSCI EAFE® Index*. The Fund will invest primarily in common stocks of companies that compose the EAFE® Index, in approximately the same weightings as the EAFE® Index.

*The MSCI EAFE® Index is the exclusive property of Morgan Stanley Capital International is a service of Morgan Stanley and has been licensed for use by Bankers Trust Company.

**Subject to state availability.

Deutsche VIT Small Cap Index Fund.**    The Deutsche VIT Small Cap Index Fund seeks to match, as closely a possible, before expenses, the performance of the Russell 2000® Small Stock Index*, which emphasizes stocks of small U.S. companies.

*Frank Russell Company is the owner of the trademarks and copyrights relating to the Russell Indexes which have been licensed for use by Bankers Trust Company.

**Subject to state availability.

MML Series Investment Fund (“MML Trust”)

MML Trust is a no-load, open-end, investment company having eleven series of shares each of which has different investment objectives designed to meet different investment needs. MassMutual serves as the investment adviser to the MML Trust.

MassMutual has entered into a subadvisory agreement with David L. Babson and Company, Inc. (“Babson”), a controlled subsidiary of MassMutual, whereby Babson manages the investment of the assets of the MML Small Cap Value Equity Fund.

MassMutual has entered into a subadvisory agreement with Bankers Trust Company (“Bankers Trust”) whereby Bankers Trust manages the investments of the MML Equity Index Fund and the MML OTC 100 Fund.

Investment Choices

MML Equity Index Fund — Class I Shares.*    The MML Equity Index Fund seeks to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the S&P 500 Index. 1

1 “Standard & Poor’s”, “Standard & Poor’s 500” and “S&P 500” are trademarks of McGraw-Hill Companies and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw-Hill Companies (“S&P”), or The McGraw-Hill Companies, Inc. Standard & Poor’s makes no representation regarding the advisability of investing in the Fund.

*Subject to state availability.

MML OTC 100 Fund.*    The MML OTC 100 Fund seeks to approximate as closely as practicable (before fees and expenses) the total return of the largest publicly traded over-the-counter common stock.

*Subject to state availability.

MML Small Cap Value Equity Fund.*    The MML Small Cap Value Equity Fund seeks to achieve long-term growth of capital and income by investing primarily in a diversified portfolio of smaller companies.

*Subject to state availability.

Oppenheimer Variable Account Funds

Oppenheimer Variable Account Funds (“Oppenheimer Funds”) is an investment company consisting of ten separate series of shares known as funds. Oppenheimer Funds, Inc. (“OFI”) is the investment adviser to the Oppenheimer Funds.

OFI has operated as an investment adviser since 1959 and, together with a subsidiary, manages companies with over $120 billion in assets and over 5 million shareholder accounts as of December 31, 1999. OFI is owned by Oppenheimer Acquisition Corporation, a holding company that is owned in part by senior officers of OFI and controlled by MassMutual. The address of OFI is Two World Trade Center, New York, NY 10048-0203.

Oppenheimer Aggressive Growth Fund/VA.*    The Oppenheimer Aggressive Growth Fund/VA seeks capital appreciation by investing in “ growth-type” companies.

*Subject to state availability.

Oppenheimer Bond Fund/VA.  The Oppenheimer Bond Fund/VA seeks a high level of current income. The Fund seeks capital appreciation when consistent with its primary objective of high current income. This Fund invests mainly in investment grade debt securities.

Oppenheimer Capital Appreciation Fund/VA.*    The Oppenheimer Capital Appreciation Fund/VA seeks capital appreciation by investing in securities of well-known established companies. The Fund invests mainly in equity securities.

*Subject to state availability.

Oppenheimer Global Securities Fund/VA.*    The Oppenheimer Global Securities Fund/VA seeks long-term capital appreciation by investing a substantial portion of assets in securities of foreign issuers ‘‘growth-type” companies, cyclical industries and special situations which are considered to have appreciation possibilities. The Fund invests mainly in equity securities of U.S. and foreign issuers.

*Subject to state availability.

Oppenheimer Money Fund/VA.  The Oppenheimer Money Fund/VA seeks to maximize current income from investments in “money market” securities consistent with low capital risk and maintenance of liquidity. The Fund invests in short-term, high quality money market instruments.

Panorama Series Fund, Inc.

Panorama Series Fund, Inc. (“Panorama Fund”) is an open-end investment company. OFI, is also the investment adviser to the Panorama Fund.

Panorama Growth Portfolio.  The Panorama Growth Portfolio seeks long-term growth of capital by investing primarily in common stocks with low price-earnings ratios and better than anticipated earnings. Realization of current income is a secondary consideration.
Investment Choices

Panorama Total Return Portfolio.  The Panorama Total Return Portfolio seeks to maximize the total investment return (including capital appreciation and income) by allocating its assets among stocks, corporate bonds, U.S. Government securities and its instrumentalities, and money market instruments according to changing market conditions.

There is no assurance that the funds will achieve their stated objective. The fund prospectuses contain more detailed information about the funds. Current copies of the fund prospectuses are attached to this prospectus. You should read the information contained in the funds’ prospectuses carefully before investing.

Investment Choices

Contract Value

Your contract value is your value in the separate account. Your value in the separate account will vary depending on the investment performance of the funds you choose. In order to keep track of your deferred contract value, we use a unit of measure called an accumulation unit. During the income phase of your deferred or immediate contract we call the unit an annuity unit.

Accumulation Units

Every day we determine the value of an accumulation unit for each of the funds. Changes in the accumulation unit value reflect the investment performance of the fund as well as deductions for insurance and other changes. The value of an accumulation unit may go up or down from business day to business day.

The Statement of Additional Information contains more information on the calculation of the accumulation unit value.

When you make a purchase payment on a deferred contract, we credit your contract with accumulation units. We determine the number of accumulation units to credit by dividing the amount of the purchase payment allocated to a fund by the value of the accumulation unit for that fund. When you make a withdrawal, we deduct from your contract accumulation units representing the withdrawal amount.

We calculate the value of an accumulation unit for each fund after the New York Stock Exchange closes each business day. Any change in the accumulation unit will be reflected in your contract value.

Example: On Monday we receive an additional purchase payment of $5,000 from you. You have told us you want this to go to the Oppenheimer Bond Fund/VA. When the New York Stock Exchange closes on that Monday, we determine that the value of an accumulation unit for the Oppenheimer Bond Fund/VA is $13.90. We then divide $5,000 by $13.90 and credit your contract on Monday night with 359.71 accumulation units for the Oppenheimer Bond Fund/VA.

Transfers

You can transfer all or part of your contract value. You may also give the annuitant authority to make transfers of contract value. You can make transfers by telephone or by other means we authorize. To make transfers other than by telephone you must submit a written request. We will use reasonable procedures to confirm that instructions given to us are genuine. We may be liable for any losses due to unauthorized or fraudulent instructions, if we fail to use such procedures. We may tape record all telephone instructions.

Your transfer is effective on the business day we receive your request at our Annuity Service Center. Our business day closes when the New York Stock Exchange closes, usually 4:00 p.m. Eastern time. If we receive your transfer request at our Annuity Service Center on a non-business day or after our business day closes, your transfer will be effective on the next business day.

Transfers During the Accumulation Phase

As the owner of a deferred contract, you may transfer all or part of your contract value in a fund. You can make a transfer to or from any fund. We do not limit the number of transfers you can make during the accumulation phase. However, the transfers are generally subject to a $10 transaction charge for each fund from which you make a transfer. We may increase this charge, but it will not exceed $20.

Currently, we waive this transaction charge on the first 4 transfers in any calendar year. Furthermore, any transfers you make by using our automated voice response system or the internet (subject to availability) are not subject to the assessment of a transaction charge, and therefore, do not count toward your 4 free transfers every calendar year.

Transfers During the Income Phase

If the income phase has begun and we are making annuity payments on a lifetime basis, you may make only one transfer between funds each calendar year. We currently do not limit the number of transfers between funds, if we are making annuity payments on a non-life basis.
Contract Value

Dollar Cost Averaging Program

The Dollar Cost Averaging Program allows deferred contract owners to systematically transfer a set amount from a selected fund to any of the other funds. By allocating amounts on a regular schedule as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations. The Dollar Cost Averaging Program is available only during the accumulation phase.

Dollar Cost Averaging does not assure a profit and does not protect you against loss in declining markets. Since Dollar Cost Averaging involves continuous investment in securities regardless of fluctuating price levels of such securities, you should consider your financial ability to continue the Dollar Cost Averaging Program through periods of fluctuating price levels.

Your contract value must be at least $5,000 to initiate the program. The minimum amount you can transfer is $100. You can choose the frequency at which the Dollar Cost Averaging transfers are to be made, i.e., monthly, quarterly, semi-annually or annually. You will also choose the specific date when the first Dollar Cost Averaging transfer is made. However, if you select a date that is less than 5 business days from the date the election form is received at our Annuity Service Center, we may defer the first transfer for one month. If you do not select a start date, we will automatically start the Dollar Cost Averaging Program within 5 business days from the date we receive your election form. You may make changes to your election, including termination of the program, by written request.

If you participate in the Dollar Cost Averaging Program, we currently do not take the transfers made under the program into account in determining any transaction charge.

The Dollar Cost Averaging option will terminate:

•	if you withdraw your total contract value;

•	if you request a transfer other than through the Dollar Cost Averaging Program;

•	upon your death or the annuitant’s death;

•	if the last transfer you selected has been made;

•	if there is insufficient value in the selected fund to make the transfer;

•	if your contract enters the income phase; or

•	if we receive your written request to terminate the program at our Annuity Service Center at least 5 business days prior to the next transfer date.

We currently do not charge you for participation in the Dollar Cost Averaging Program. However, we reserve the right to charge for this feature in the future.

Withdrawals

During the accumulation phase, deferred contract owners may make either partial or total withdrawals of their contract value. Your withdrawal is effective on the business day we receive our fully completed surrender form at our Annuity Service Center. If your withdrawal involves an exchange or transfer of assets to another financial institution, we will also require a letter of acceptance from the financial institution. If we receive our fully completed surrender form at our Annuity Service Center on a non-business day or after our business day closes, your withdrawal request will be effective on the next business day. We will pay any withdrawal amount within 7 days of our receipt of our fully completed surrender form at our Annuity Service Center unless we are required to suspend or postpone withdrawal payments.

Partial withdrawals are subject to a contingent deferred sales charge and a $10 transaction charge if you make more than 1 partial withdrawal in any calendar year.

When you make a total withdrawal you will receive the value of your deferred contract:

•	less any applicable contingent deferred sales charge;

•	less any applicable premium tax;

•	less any annual maintenance charge, and

•	less any purchase payments we credited to your contract that have not cleared the bank, until they clear the bank.

Generally, once your contract enters the income phase, you may not make partial or full withdrawals. However, under Option E – Specified Payments for a Variable Period, you may partially or fully withdraw your contract value during the payment period.

Contract Value

Systematic Withdrawal Program

This program provides for an automatic monthly, quarterly, semi-annual or annual payment of fixed dollar amounts to you from your contract. Your contract value must be at least $25,000 to initiate the program. The minimum amount for each withdrawal is $100. Currently, we do not have a charge for this program, but we reserve the right to charge in the future.

Your Systematic Withdrawal Program will begin on the start date you selected as long as we receive a fully completed written request at least 5 business days before the start date you selected. If you elect to receive your payment pursuant to an electronic funds transfer (“EFT”), we must receive a fully completed written request at least 10 business days before the start date you elected.

We may defer the start of your systematic withdrawal program for one month if your systematic withdrawal start date is less than 5 business days (10 business days for an EFT) after we receive your written request. If you do not select a start date, we will automatically begin systematic withdrawals within 5 business days (10 business days for an EFT) after we receive your request. Your request must be in writing. If you are currently participating in a Systematic Withdrawal Program and you want to begin receiving your payments pursuant to an EFT, we will need 10 business days notice to implement this change.

You may make changes to your systematic withdrawal program by submitting a written request to terminate the existing election and identifying a new election.

Your systematic withdrawal program ends:

•	if you withdraw your total contract value;

•	upon your death or the annuitant’s death:

•	if we process the last withdrawal you selected;

•	if your value in a selected fund is insufficient to complete the withdrawal;

•	if you begin receiving annuity payments; or

•	if you give us a written request to terminate your program. We must receive your request at least 5 business days before the next withdrawal date.

Income taxes, tax penalties and certain restrictions may apply to any withdrawal you make.

Contract Value

Expenses

There are charges and other expenses associated with the contracts that reduce the return on your investment in the contract. These charges and expenses are:

Deductions From Purchase Payments

Policy Fee

We deduct a policy fee of $70 from the purchase payment for an immediate contract in order to cover certain expenses related to the sale of an immediate contract.

Sales Charge

We do not deduct a contingent deferred sales charge under immediate contracts. Instead, we deduct a sales charge from the purchase payment in order to cover certain expenses related to the sale of the contract. We deduct the sales charge on an immediate annuity as a percentage of the purchase payment remaining after we assess the $70 policy fee and any premium tax.

The sales charge is:

•	3% of the purchase payment up to $10,000;

•	2% of the next $90,000; and

•	1% of any purchase payment over $100,000.

Example:  On a $10,000 purchase payment for an immediate contract, the sales charge of 3% plus the policy fee of $70 results in a 3.68% deduction from the purchase payment.

Insurance Charge

Each business day we deduct our insurance charge from the assets of the separate account. We do this as part of our calculation of the value of the accumulation units and the annuity units. The insurance charge is called the mortality and expense risk charge.

Mortality and Expense Risk Charge

This charge is equal, on an annual basis, to 0.73% of the daily value of the assets invested in each fund, after fund expenses are deducted. This charge is for:

•
the mortality risk associated with the insurance benefits provided, including our obligation to make annuity payments during the income phase regardless of how long all annuitants live, and the guarantee of rates used to determine your annuity payments during the income phase;

•	the expense risk that the current charges will be insufficient to cover the actual cost of administering the contract.

We assess this charge against both immediate and deferred contracts. We cannot increase the mortality and expense risk charge. If the mortality and expense risk charge is not sufficient, then we will bear the loss. However, we do expect to profit from this charge.

Annual Maintenance Charge

At the end of each contract year, we currently deduct $40 from your deferred contract as an annual maintenance charge. We will also deduct this charge if you make a full withdrawal of your deferred contract value. This charge is used to reimburse us for providing administrative service to deferred contracts, including providing you with periodic reports and other communications, as well as maintaining contract owner records. We designed this charge so that it does not exceed the actual expenses we incur in administering the deferred contracts.

We may increase this charge, but it will not exceed $60. We do not deduct this charge from deferred contracts once they enter the income phase, nor do we deduct this charge from immediate contracts. Subject to state regulations, we will deduct the annual maintenance charge proportionately from the funds you have selected.

Transaction Charge

During the accumulation phase of deferred contracts, we impose a transaction charge to offset costs of processing your requests for transfers and partial withdrawals. We assess this charge against certain partial withdrawals and transfers. This charge is currently $10.

If you request to transfer/withdraw a dollar amount, we will deduct any transaction charge from the amount you transfer/withdraw. If you request to transfer/withdraw a percentage of your value in an investment choice, we will deduct the transaction charge from the amount remaining in the investment choice. If you transfer/withdraw the entire amount in an investment choice, we will deduct the transaction charge from the amount you transfer/withdraw.

We reserve the right to increase this charge. However, it cannot exceed $20. We cannot increase the fee with respect to partial withdrawals without approval of the Securities and Exchange Commission.

Currently we waive the transaction charge on the first 4 transfers and 1 partial withdrawal in any one calendar year. Furthermore, any transfers you make by using our automated voice response system or the internet (subject to availability) are not subject to the assessment of a transaction charge, and therefore, do not count toward your 4 free transfers every calendar year. We do not deduct this charge from deferred contracts in the income phase or from immediate contracts.

Contingent Deferred Sales Charge

We do not deduct a sales charge when we receive a purchase payment for a deferred contract. However, we may assess a contingent deferred sales charge on any amount in excess of the free withdrawal amount that you withdraw from your contract during the first 10 contract years. We use this charge to cover certain expenses relating to the sale of a deferred contract.

If you withdraw:

•	from more than one fund, we will deduct the contingent deferred sales charge proportionately from the amounts remaining in the funds you selected.

•	the total value from a fund, we will deduct the contingent deferred sales charge proportionately from amounts remaining in the funds that still have value.

•	your entire contract value, we will deduct the contingent deferred sales charge proportionately from your contract value in each fund.

The amount of the contingent deferred sales charge depends on the amount of the withdrawal and the length of time since we issued the contract. The contingent deferred sales charge is assessed as follows:

Years since Contract Issued	Charge
1-5	5%
6-10	4%
11 or more	0%

If you choose to begin the income phase of your deferred contract before the maturity date and select the non-life variable annuity option (Option E), we will treat the payments as partial withdrawals and we may impose a contingent deferred sales charge as illustrated above.

If you choose to begin the income phase of your deferred contract during the first 3 contract years and you select a variable life annuity option, we apply a reduced contingent deferred sales charge on the amount applied to provide annuity payments. This contingent deferred sales charge is assessed as follows:

Years	Deduction
1	3%
2	2%
3	1%
4 or more	0%

We do not impose a contingent deferred sales charge on withdrawals made after the contract maturity date you elected on your application.

You may reinvest the net proceeds of a full withdrawal of a deferred contract without being subject to further contingent deferred sales charges within a limited time period after your full withdrawal. Please refer to the Statement of Additional Information for a discussion of this reinvestment privilege.

In addition to the free withdrawals described later in this section, we will not impose a contingent deferred sales charge under the following circumstances.

•
If you surrender your deferred contract before April 30, 2001, and the proceeds of the surrender are used to purchase a new group annuity issued by us. The group annuity may be subject to charges upon surrender.

Expenses

•
If you redeem “excess contributions” to a plan qualifying for special income tax treatment. These types of plans are referred to as qualified plans, including Individual Retirement Annuities (IRAs). We look to the Internal Revenue Code for the definition and description of excess contributions.

•	If you use the proceeds of an individual variable annuity contract or accumulation annuity contract previously issued by us for the benefit of the contract owner or annuitant to purchase a contract.

•
Owners of certain Panorama deferred variable annuity contracts may exchange these contracts for a Panorama Premier contract issued by us in New York and New Jersey and issued by our wholly-owned subsidiary, C.M. Life Insurance Company, in all other jurisdictions. If the Panorama contract is beyond the contingent deferred sales charge period at the time of the exchange, the contract value exchanged will not be subject to a contingent deferred sales charge under either the Panorama contract or the Panorama Premier contract. If the Panorama contract is within the contingent deferred sales charge period at the time of the exchange, we will not assess a contingent deferred sales charge under the Panorama contract on the contract value exchanged to a Panorama Premier contract. However, a contingent deferred sales charge may be assessed under the Panorama Premier contract. The Panorama Premier contingent deferred sales charge percentage on the exchanged contract value will be determined by treating the exchanged contract value as if it were received as a Panorama Premier payment on the issue date of the original Panorama contract. After the exchange is complete, any additional payments made to the Panorama Premier contract will be subject to the Panorama Premier contingent deferred sales charge.

•
Owners of certain Panorama deferred variable annuity contracts issued as TSAs may exchange these contracts for a MassMutual Artistry contract. If the Panorama contract is beyond the contingent deferred sales charge period and would be beyond the contingent deferred sales charge period of the MassMutual Artistry contract at the time of the exchange, the contract value exchanged will not be subject to a contingent deferred sales charge under either the Panorama contract or the MassMutual

Artistry contract. If the Panorama contract is within the contingent deferred sales charge period at the time of exchange, we will not assess a contingent deferred sales charge under the Panorama contract on the contract value exchanged to a MassMutual Artistry contract. However, a contingent deferred sales charge may be assessed under the MassMutual Artistry contract. The MassMutual Artistry contingent deferred sales charge percentage on the exchanged value will be determined by treating the exchanged contract value as if it were received as a MassMutual Artistry payment on the issue date of the original TSA contract we or one of our affiliate companies issued to you. After the exchange is complete, any additional payments made to the MassMutual Artistry contract will be subject to the MassMutual Artistry contingent deferred sales charge.

Exchange programs may not be available in all states. We have the right to terminate exchange programs at any time without prior notification. If you want more information about exchange programs, contact your agent or us at our Annuity Service Center (800) 366-8226.

Free Withdrawals

Beginning in the second calendar year, you may withdraw 10% of your contract value as of the close of our business day on December 31st of the previous calendar year, without incurring a contingent deferred sales charge. You may take this 10% either in a lump sum or in multiple withdrawals each calendar year.

Premium Taxes

Some states and other governmental entities charge premium taxes or similar taxes. We are responsible for the payment of these taxes and will make a deduction from the value of your immediate or deferred contract for them. Currently we do not charge a deferred contract owner for these taxes until you begin annuity payments or make a full withdrawal. However, we currently deduct any applicable premium tax from the purchase payment an immediate contract owner gives us. Premium taxes generally range from 0% to 3.5%, depending on the state.

Income Taxes

We will deduct from the contract any income taxes that we incur because of the operation of the separate account. At the present time, we are not making any such deductions. We will deduct any withholding taxes required by law.

Fund Expenses

There are deductions from and expenses paid out of the assets of the various funds, which are described in the attached fund prospectuses. We may enter into certain arrangements under which we are reimbursed by the funds’ advisors, distributors and/or affiliates for the administrative service that we provide.

Expenses

The Income Phase

If you want to receive regular income from your deferred contract, you can choose to receive fixed or variable annuity payments under one of several options. You can choose the month and year in which those payments begin. We call that date the maturity date.

You choose your maturity date and annuity option when you purchase your contract. You may delay your maturity date up to 10 years after the date you indicated on your application provided you give us 30 days written notice. The maximum maturity date you may elect is the annuitant’s 80th birthday. If you do not choose an annuity option, we will assume that you selected a life annuity with 120 months of guaranteed payments.

We make annuity payments based on the age and sex of the annuitant under all options except Option E. We may require proof of age and sex before annuity payments begin.

At the maturity date, you have the same fund choices that you had in the accumulation phase. If you do not tell us otherwise, we will base your annuity payments on the investment allocations that are in place on the maturity date. After we begin making annuity payments, you may make 1 transfer between funds each calendar year.

If your contract value is less than $2,000 on the maturity date, we reserve the right to pay you a lump sum rather than a series of annuity payments. If any annuity payment is less than $20.00, we reserve the right to change the payment basis to equivalent less frequent payments.

In order to avoid adverse tax consequences, you should begin to take distributions from your tax-qualified contract at least equal to the minimum amount required by the IRS, no later than the required beginning date. If your contract is an IRA, that date should be no later than April 1 of the year after you reach age 70 1 /2. For qualified plans and TSAs, that date is no later than April 1 of the year following the later of the year you reach age 70 1 /2 or the year in which you retire.

Annuity Options For Deferred Contracts

The following fixed or variable annuity options are available to deferred contract owners. After annuity payments begin, you cannot change the annuity option or the frequency of annuity payments. In general, we do not allow withdrawals once life annuity payments have started. Under Option E – Specified Payments for a Variable Period, you may make a full or partial withdrawal or apply your value for a life annuity option.

Annuity Option A – Life Income.  We will make fixed or variable monthly payments as long as the annuitant lives. When the annuitant dies we stop making payments.

Annuity Option B – Life Income with 60, 100, 120 or 240 Monthly Payments Guaranteed.  We will make fixed or variable monthly payments for a guaranteed period, or as long as the annuitant lives, whichever is longer. The guaranteed period may be 60, 100, 120 or 240 months

Annuity Option C – Unit Refund Life Annuity.  We will make fixed or variable monthly annuity payments as long as the annuitant lives. When we receive proof the annuitant has died, we may make an additional payment. This payment will be the value of an annuity unit on the date the additional payment is made multiplied by the excess of (a) over (b).

(a)	The accumulated value divided by the value of an annuity unit on the date annuity payments begin.

(b)	The number of annuity units represented by each monthly payment multiplied by the number of annuity payments made prior to death.

Annuity Option D – Joint Life Income for Annuitant and One Other Person with  2 /3 Annuity Units to Survivor.  (120 months certain) We will make fixed or variable monthly payments during the lifetime of the annuitant and one other designated person. We will pay the income for 120 months and as long afterwards as the annuitant and the other designated person are alive. After either the annuitant or the other designated person dies and after we pay any remaining guaranteed payments, we will continue monthly payments for the life of the designated person. These payments will be computed on the basis of two-thirds of the number of payment (or units) in effect during the joint lifetime.

Annuity Option E – Specified Payments for a Variable Period.  We will make equal periodic payments in the amount you specify until the remaining balance is less than the amount of one payment. At this time, we will pay the remaining balance as the final payment under this option.

You may choose to receive payments on an annual, semiannual, quarterly or monthly basis. You may fully or partially withdraw the remaining balance at any time. Amounts we pay under Annuity Option E during the first 10 years a deferred contract is in existence prior to the maturity date may be subject to a contingent deferred sales charge.

In addition to these annuity options, we may pay you under other methods of payment as long as both you and we agree upon the terms in writing.

You may apply the proceeds from any partial or full withdrawal to any retirement options under any fixed annuity contract we issue at the time of selection and for which you would have been eligible to purchase. The withdrawal may be subject to an annual maintenance charge and a policy fee.

Limitation on Payment Options.  If you purchase a contract as a TSA or an IRA, the Internal Revenue Code imposes restrictions on the types of payment options that you may elect.

Annuity Options For Immediate Contracts

The net purchase payment for an immediate contract is used to provide an immediate life annuity, joint life annuity, or a unit refund life annuity. You choose the payment option when you purchase your immediate contract. The following variable annuity payment options are available to immediate contract owners. After annuity payments begin, you cannot change the payment option or frequency of annuity payments. In addition, we do not allow withdrawals once life annuity payments have started.

Annuity Option A – Life Income.  We will make variable monthly payments as long as the annuitant lives. When the annuitant dies we stop making payments.

Annuity Option B – Life Income with 60, 100, 120 or 240 Monthly Payments Guaranteed.  We will make variable monthly payments for a guaranteed period, or as long as the annuitant lives, whichever is longer. The guaranteed period may be 60, 100, 120 or 240 months.

Annuity Option C – Unit Refund Life Annuity.  We will make variable monthly annuity payments as long as the annuitant lives. When we receive proof the annuitant has died, we may make an additional payment. This payment will be the value of an annuity unit on the date the additional payment is made, multiplied by the excess of (a) over (b).

(a)	The accumulated value divided by the value of an annuity unit on the date annuity payments begin.

(b)	The number of annuity units represented by each monthly annuity payment multiplied by the number of annuity payments made prior to death.

Annuity Option D – Joint Life Income for Annuitant and One Other Person with  2 /3 Annuity Units to Survivor.  (120 months certain) We will make variable monthly payments during the lifetime of the annuitant and one other designated person. We will pay the income for 120 months and as long afterwards as the annuitant and the other designated person are alive. After either the annuitant or other designated person dies and after we pay any remaining guaranteed payments, we will continue monthly payments for the life of the designated person. These payments will be computed on the basis of two-thirds of the payment (or units) in effect during the joint lifetime.

In addition to these annuity options, we may pay you under other methods of payment as long as both you and we agree upon the terms in writing.
The Income Phase

Limitation on Payment Options.  If you purchase a contract as a TSA or an IRA, the Internal Revenue Code imposes restrictions on the types of payment options that you may elect.

Fixed Annuity Payments

Deferred contract owners may choose to receive fixed payments. If fixed payments are chosen, the payment amount will not vary. The payment amount will depend upon the following 5 things:

•	the value of your contract on the maturity date;

•	the deduction of premium taxes, if applicable;

•	the deduction of a contingent deferred sales charge, if applicable (for deferred contracts only);

•	the annuity option you select; and

•	the age and sex of the annuitant (and joint annuitant if a joint payment option is elected).

Variable Annuity Payments

Deferred and immediate contract owners may choose to receive variable payments. If variable payments are chosen, the payment amount will vary with the investment performance of the funds. The first payment amount will depend on the following 6 things:

•	the value of your contract on the maturity date;

•	the deduction of premium taxes, if applicable;

•	the deduction of a contingent deferred sales charge, if applicable (for deferred contracts only);

•	the annuity option you select;

•	the age and sex of the annuitant (and joint annuitant if a joint payment option is elected); and

•	an assumed investment rate (AIR) of 3.5% per year.

Future variable payments will depend on the performance of the funds you selected. If the actual performance exceeds the 3.5% assumed investment rate plus the deductions for expenses, your annuity payments will increase. Similarly, if the actual rate is less than 3.5% plus the amount of the deductions, your annuity payments will decrease.

Annuity Unit Value

In order to keep track of the value of your variable annuity payment, we use a unit of measure called an annuity unit. We calculate the number of your annuity units at your contract maturity date. The number of annuity units will not change. However, the value of your annuity units will change to reflect the investment performance of the funds you selected. The Statement of Additional Information contains more information on how annuity payments and annuity unit values are calculated.

The Income Phase

Death Benefit

If the annuitant dies before we begin making annuity payments, we will pay a death benefit to the beneficiary. The death benefit is the contract value on the date we receive due proof of death and an election of a single-sum cash payment at our Annuity Service Center.

The beneficiary may elect to receive the death benefit in a lump sum payment or he/she may elect, within 90 days from the date we receive proof of death, to receive the death benefit as an annuity option. If the beneficiary does not make an election by the end of the 90-day period, we will pay the contract value to the beneficiary on that date in a lump-sum cash payment.

If a lump-sum payment is elected, we will pay the amount within 7 days after we receive due proof of death and written notice of the election at our Annuity Service Center unless we are required to suspend or delay payment.

Taxes

NOTE:  We have prepared the following information on taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax adviser about your own circumstances. We have included in the Statement of Additional Information an additional discussion regarding taxes.

Annuity Contracts In General

Annuity contracts are a means of setting aside money for future needs—usually retirement. Congress recognized how important saving for retirement was and provided special rules in the Internal Revenue Code (Code) for annuities.

Simply stated, these rules provide that you will not be taxed on the earnings on the money held in your annuity contract until you take the money out. This is referred to as tax deferral. These are different rules as to how you are taxed depending on how you take the money out and the type of contract-qualified or non-qualified (see following sections).

You, as the owner of a non-qualified annuity, will generally not be taxed on increases in the value of your contract until a distribution occurs—either as a withdrawal or as annuity payments.

When you make a withdrawal, you are taxed on the amount of the withdrawal that is earnings. For annuity payments, different rules apply. A portion of each annuity payment is treated as a partial return of your purchase payments and is not taxed. The remaining portion of the annuity payment is treated as ordinary income. How the annuity payment is divided between taxable and non-taxable portions depends upon the period over which the annuity payments are expected to be made. Annuity payments received after you have recovered all of your purchase payments are fully includible in income.

When a non-qualified contract is owned by a non-natural person (e.g., corporation or certain other entities other than a trust holding the contract as an agent for a natural person), the contract will generally not be treated as an annuity for tax purposes.
Death Benefit/Taxes

Qualified And Non-Qualified Contracts

If you purchase the contract as an individual and not under any pension plan, specially sponsored program or an individual retirement annuity, your contract is referred to as a non-qualified contract.
If you purchase the contract under a pension plan, specially sponsored program, or an individual retirement annuity (IRA), your contract is referred to as a qualified contract. Examples of qualified plans are: deductible and non-deductible IRAs, Tax Sheltered Annuities (TSAs) and pension and profit-sharing plans, which include 401(k) plans and H.R. 10 plans, etc.

Withdrawals – Non-Qualified Contracts

If you take a withdrawal from your contract, the Code treats that withdrawal as first coming from earnings and then from your purchase payments. The withdrawn earnings are includible in income.

The Code also provides that any amount received under an annuity contract that is included in income may be subject to a penalty. The amount of the penalty is equal to 10% of the amount that is includible in income. Some withdrawals will be exempt from the penalty. They include any amounts:

•	paid on or after the taxpayer reaches age 59 [1] /2;

•	paid after you die;

•	paid if the taxpayer becomes totally disabled (as that term is defined in the Code);

•
paid in a series of substantially equal periodic payments made annually or more frequently, for life or your life expectancy or for the joint lives or joint life expectancies of you and your designated beneficiary;

•	paid under an immediate annuity; or

•	which come from purchase payments made before August 14, 1982.

Withdrawals – Qualified Contracts

If you have no cost basis for your interest in a qualified contract, the full amount of any distribution is taxable to you as ordinary income. If you do have a cost basis for your interest, a portion of the distribution is taxable, generally based on the ratio of your cost basis to your total contract value. Special tax rules may be available for certain distributions from a qualified contract.

Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including contracts issued and qualified under Code Sections 401 (Pension and Profit-Sharing Plans), 408 (Individual Retirement Annuities – IRAs), and 408A (Roth IRAs). Exceptions from the penalty tax are as follows:

•	distributions made on or after you reach age 59 1 /2;

•	distributions made after your death or disability (as defined in Code Section 72(m)(7);

•
after separation from service, distributions that are part of a series of substantially equal periodic payments made not less frequently than annually for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary (in applying this exception to distributions from IRAs, a separation from service is not required);

•	distributions made after separation of service if you have reached age 55 (not applicable to distributions from IRAs);

•	distributions made to you up to the amount allowable as a deduction to you under Code Section 213 for amounts you paid during the taxable year for medical care;

•	distributions made on account of an IRS levy made on a qualified retirement plan or IRA;

•	distributions made to an alternate payee pursuant to a qualified domestic relations order (not applicable to distributions from IRAs);

Taxes

•
distributions from an IRA for the purchase of medical insurance (as described in Code Section 213(d)(1)(D)) for you and your spouse and dependents if you received unemployment compensation for at least 12 weeks and have not been re-employed for at least 60 days;

•	distributions from an IRA to the extent they do not exceed your qualified higher education expenses (as defined in Code Section 72(t)(7) for the taxable year; and

•	distributions from an IRA which are qualified first-time home buyer distributions (as defined in Code Section 72(t)(8)).

Generally, distributions from a qualified plan must begin no later than April 1st of the calendar year following the later of (a) the year in which you attain age 70  1 /2 or (b) the calendar year in which you retire. The date set forth in (b) does not apply to an IRA. Required distributions do not apply to a Roth IRA during your lifetime. Required distributions must be over a period not exceeding your life expectancy or the joint lives or joint life expectancies of you and your designated beneficiary. If required minimum distributions are not made, a 50% penalty tax is imposed on the amount that should have been distributed.

Withdrawals – Tax Sheltered Annuities

The Code limits the withdrawal of purchase payments made by owners through salary reductions from certain Tax-Sheltered Annuities. Withdrawals of salary reduction amounts and their earnings can only be made when an owner:

•	reaches age 59 1 /2;

•	leaves his/her job;

•	dies;

•	becomes disable, as the term is defined in the Code; or

•	in the case of hardship.

In the case of hardship, the owner can only withdraw the purchase payments and not any earnings. Salary reduction payments cannot be made for 12 months following a hardship withdrawal.

Any contract value you had as of December 31, 1988 is not subject to these restrictions. Additionally, return of “excess contributions” and amounts payable to a spouse as a result of a qualified domestic relations order are generally not subject to these restrictions.

Withdrawals – Texas Optional Retirement Program

No withdrawals may be made in connection with a contract issued pursuant to the Texas Optional Retirement Program for faculty members of Texas public institutions of higher learning before you:

•	terminate employment in all such institutions and repay employer contributions if termination occurs during the first twelve months of employment;

•	retire;

•	die; or

•	attain age 70 1 /2
Taxes

Other Information

Performance

We may advertise certain performance-related information for the deferred contracts. This information reflects historical performance and is not intended to indicate or predict the future performance.

Standardized Total Returns

We will show standardized average annual total returns for sub-accounts that have been in existence for more than one year. These returns assume you made a single $1,000 payment at the beginning of the period and withdrew the entire amount at the end of the period. The return reflects a deduction for the contingent deferred sales charge, the annual maintenance charge and all other separate account and contract level charges, except premium taxes, if any.

If a sub-account has been in existence for less than one year, we will show the aggregate total return. This assumes you made a single $1,000 payment at the beginning of the period and withdrew the entire amount at the end of the period. The return reflects the change in unit value and a deduction of the contingent deferred sales charge.

Nonstandard Total Returns

We will also show total returns based on historical performance of the sub-accounts and underlying funds. We may assume the contracts were in existence prior to their inception date, January 21, 1982, which they were not. Total return percentages include all fund level and separate account level charges. They do not include a contingent deferred sales charge, annual maintenance charge, or premium taxes, if any. If these charges were included, returns would be less than those shown.

Total Returns compare the value of an accumulation unit at the beginning of a period with the value of an accumulation unit at the end of the period.

Average Annual Total Returns measure this performance over a period of time greater than one year. Average annual total returns compare values over a given period of time and express the percentage as an average annual rate.

Yield and Effective Yield

We may also show yield and effective yield for the Oppenheimer Money Fund/VA over a seven-day period, which we then “annualize”. This means that when we calculate yield, we assume that the amount of money the investment earns for the week is earned each week over a 52-week period. We show this as a percentage of the investment. We calculate the “effective yield” similarly, but when we annualize the amount, we assume the income earned is re-invested. Therefore, the effective yield is slightly higher that the yield because of the compounding effect.

Related Performance

Some of the funds available to you may be similar to mutual funds offered in the retail marketplace. These funds generally have the same investment objectives, policies and portfolio managers as the retail mutual funds and usually were formed after the retail mutual funds. While these funds generally have identical investment objectives, policies and portfolio managers, they are separate and distinct from retail mutual funds. In fact, performance of these funds may be dramatically different from the performance of the retail mutual funds. This is due to differences in the funds’ sizes, dates shares of stocks are purchased and sold, cash flows and expenses. You should remember that retail mutual fund performance is not the performance of the funds available in this contract and is not an indication of future performance of these funds.

Distributors

MML Distributors, LLC (MML Distributors) serves as principal underwriter for the contracts. MML Investors Services, Inc. (MMLISI) serves as co-underwriter for the contracts. Their purpose as underwriters is to distribute the contracts. MML Distributors and MMLISI are wholly owned subsidiaries of MassMutual. Both are located at 1414 Main Street, Springfield, Massachusetts 01144-1013.

Other Information

We will pay commissions to broker-dealers who sell the contracts. Currently, we pay an amount up to 5% of purchase payments.

From time-to-time, MML Distributors may enter into special arrangements with broker-dealers that may result in higher commission payments to these broker-dealers for the sale of the contracts.

Assignment/Transferability

You can assign or transfer your contract at any time during your lifetime if it does not have an endorsement limiting transferability. We will not be bound by the assignment/transfer until we receive written notice of the assignment/transfer. We will not be liable for any payment or other action we take in accordance with the contract before we receive notice of the assignment/transfer. You may be subject to tax consequences if you assign or transfer your contract.

If the contract is issued pursuant to a qualified plan, there may be limitations on your ability to assign the contract. If you assign your contract, your rights may only be exercised with the consent of the assignee of record. We require consent of any irrevocable beneficiary before we assign proceeds.

Voting Rights

We are the legal owner of the fund shares. However, when a fund solicits proxies in conjunction with a vote of shareholders, it is required to obtain from you and other owners, instructions as to how to vote those shares. When we receive those instructions, we will vote all of the shares, for which we have not received voting instructions, in proportion to those instructions. This will also include any shares that we own on our own behalf. If we determine that we are no longer required to comply with the above, we will vote the shares in our own right.

During the accumulation phase of your contract and while the annuitant is living, we determine the number of shares you may vote by dividing your contract value in each fund, if any, by $100. Fractional shares are counted. During the income phase or after the annuitant dies, we determine the number of shares you may vote based on our liability for future variable monthly annuity payments.

Reservation Of Rights

We reserve the right to:

•	substitute another fund for one of the funds you have selected,

•	to offer additional sub-accounts,

•	to operate the separate account as a different form of registered investment company, and

•	to transfer the contracts to a different separate account.

If we exercise any of these rights, we will receive prior approval from the Securities and Exchange Commission when necessary. We will also give you notice of our intent to exercise any of these rights.

Suspension Of Payments Or Transfers

We may be required to suspend or postpone payments for withdrawals or transfers from the funds for any period when:

•	the New York Stock Exchange is closed (other than customary weekend and holiday closings); or

•	trading on the New York Stock Exchange is restricted; or

•	an emergency exists as a result of which disposal of shares of the funds is not reasonably practicable or we cannot reasonably value the shares of the funds; and

•	during any other period when the Securities and Exchange Commission, by order, so permits for your protection.

Legal Proceedings

We are involved in litigation arising in and out of the normal course of business, including class action and purported class action suits which seek both compensatory and punitive damages. While we are not aware of any actions or allegations which should reasonably give rise to any material adverse effect, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management after consultation with legal counsel, that the ultimate resolution of these matters will not materially affect our financial position, results of operations or liquidity.
Other Information

Financial Statements

We have included our financial statements and those of the Separate Account in the Statement of Additional Information.

Additional Information

For further information about the contract, you may obtain a Statement of Additional Information. You can call the telephone number indicated on the cover page or you can write to us. For your convenience we have included a form for that purpose.

The Table of Contents of this statement is as follows:

1.	Company
2.	The Separate Account
3.	Purchase of Securities Being Offered
4.	Underwriting Arrangements
5.	How Annuity Payments Are Determined
6.	How the Value of the Deferred Contract Is Determined
7.	How the Accumulation Unit Value is Determined
8.	Distribution on Death of Contract Owner
9.	Valuing the Underlying Fund Shares
10.	Performance Measures
11.	Federal Tax Matters
12.	Experts
13.	Appendix A—General Formulae
14.	Financial Statements

Other Information

To:	Massachusetts Mutual Life Insurance Company
Annuity Service Center, W563
P.O. Box 9067
Springfield, Massachusetts 01102-9067

Please send me a Statement of Additional Information for MassMutual’s Panorama.

Name

Address

City

State
Zip

Telephone

Appendix A

Condensed Financial Information

The following schedules include accumulation unit values for the periods indicated. We have extracted this data from the separate account’s audited financial statements. You should read this information in conjunction with the separate account’s audited financial statements and related notes that are included in the Statement of Additional Information.

Accumulation Unit Values

Sub-Account	Dec. 31, 1990	Dec. 31, 1991	Dec. 31, 1992	Dec. 31, 1993	Dec. 31, 1994	Dec. 31, 1995	Dec. 31, 1996	Dec. 31, 1997	Dec. 31, 1998	Dec. 31, 1999

Oppenheimer Bond [2]
Qualified	$2.615843	$3.072358	$3.267301	$3.636070	$3.465955	$4.078803	$4.166877	$4.519364	$4.791679	$4.684600
Non-Qualified	2.453465	2.881652	3.064477	3.410353	3.250807	3.825614	3.908213	—	—	—

Panorama Growth
Qualified	3.516048	4.800445	5.354570	6.441387	6.374619	8.706503	10.292858	12.912257	13.898348	13.278884
Non-Qualified	3.154832	4.307275	4.804471	5.779640	5.719724	7.812045	9.235434	—	—	—

Oppenheimer Money [1]
Qualified	1.929917	2.025824	2.078427	2.118784	2.183169	2.287780	2.386915	2.495743	2.607996	2.717791
Non-Qualified	1.929917	2.025824	2.078427	2.118784	2.183169	2.287780	2.386915	—	—	—

Panorama Total Return
Qualified	2.652928	3.391910	3.710830	4.275618	4.183148	5.171950	5.641525	6.653722	7.325036	7.160020
Non-Qualified	2.530171	3.234955	3.539112	4.077758	3.989561	4.932613	5.380456	—	—	—

On November 28, 1997, we eliminated the distinction between the Panorama qualified and non-qualified sub-accounts. From that date forward, all contracts in the accumulation phase have one unit value whose historical basis is the qualified value. On November 28, 1997, we reduced the units to maintain a constant dollar value for nonqualified contracts in the accumulation phase while reflecting the higher unit value. The difference had been caused by a difference in tax treatment that was eliminated in 1984.

1 Prior to January 16, 2001, this Sub-Account was called the Money Market Sub-Account.

2 Prior to January 16, 2001, this Sub-Account was called the Income Sub-Account.
Appendix A

Accumulation Units Outstanding

Sub-Account	Dec. 31, 1990	Dec. 31, 1991	Dec. 31, 1992	Dec. 31, 1993	Dec. 31, 1994	Dec. 31, 1995	Dec. 31, 1996	Dec. 31, 1997	Dec. 31, 1998	Dec. 31, 1999

Oppenheimer Bond [2]
Qualified	11,292,500	12,036,628	14,143,333	15,073,893	13,871,625	12,557,687	10,741,696	14,108,226	13,586,995	10,641,64
Non- Qualified	3,549,129	4,861,572	6,574,546	7,908,608	7,418,128	6,881,942	6,038,091	21,099	10,723	58,107

Panorama Growth
Qualified	9,509,994	10,641,800	12,433,926	14,737,084	17,220,047	19,024,051	20,751,788	32,579,232	31,077,806	24,682,418
Non- Qualified	2,625,671	3,012,101	4,143,844	5,804,690	8,112,342	10,364,426	11,812,124	31,437	35,007	718

Oppenheimer Money [1]
Qualified	33,570,489	29,261,142	22,097,803	17,590,977	16,994,675	16,334,145	14,263,683	17,065,734	17,595,145	16,361,80
Non- Qualified	9,916,368	8,410,761	6,486,440	5,512,931	6,528,538	6,227,229	6,442,517	—	—	147,63

Panorama Total Return
Qualified	68,016,583	70,304,994	79,608,133	89,157,511	95,758,769	96,555,427	92,523,786	121,488,969	110,149,245	89,593,227
Non- Qualified	18,906,950	20,117,223	26,163,888	34,510,874	41,329,166	41,857,538	40,974,027	207,509	174,388	9,682

Prior to June 1, 1996, the Condensed Financial Information reflected the Oppenheimer Money and Oppenheimer Bond sub-accounts investment in the Money Market and Income Portfolios of Panorama Fund, respectively. On June 1, 1996, we substituted shares of Oppenheimer Money Fund/VA and Oppenheimer Bond Fund/VA for shares of Panorama Fund’s Money Market and Income Portfolios, respectively. Therefore, effective June 1, 1996, the Condensed Financial Information reflects the Oppenheimer Money and Oppenheimer Bond sub-accounts investment in the Oppenheimer Money Fund/VA and Oppenheimer Bond Fund/VA, respectively.

1 Prior to January 16, 2001, this Sub-Account was called the Money Market Sub-Account.

2 Prior to January 16, 2001, this Sub-Account was called the Income Sub-Account.

A-2
Appendix A